As Filed with the SEC on December 13, 2001

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (date of earliest event reported):
December 13, 2001

LUCENT TECHNOLOGIES INC. (Exact name of registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation)

1-11639 (Commission File Number)	22-3408857 (IRS Employer Identification No.)

600 Mountain Avenue, Murray Hill, New Jersey (Address of principal executive offices)	07974 (Zip Code)

(908) 582-8500 (Registrant's telephone number)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 9.  Regulation FD Disclosure

        On December 13, 2001, the registrant issued the press release, attached hereto as Exhibit 99.1.

     Exhibits.

         Exhibit  99.1                Press Release of Lucent Technologies Inc. dated December 13, 2001.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LUCENT TECHNOLOGIES INC.

/s/ John A. Kritzmacher
Dated: December 13, 2001	By:_________________________________
Name: John A. Kritzmacher Title: Senior Vice President and Corporate Controller

EXHIBIT INDEX

           Exhibit  99.1                      Press Release of Lucent Technologies Inc. dated December 13, 2001.